UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34856 (Commission File Number)	36-4673192 (I.R.S. Employer Identification No.)

One Galleria Tower

13355 Noel Road, 22nd Floor

Dallas, Texas 75240

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 741-7744

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	HHC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On March 27, 2020, The Howard Hughes Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to issue and sell 2,000,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), to the Underwriters at a price of $50.00 per share. In addition, the Company granted the Underwriters a 30-day option to purchase up to an additional 300,000 shares of Common Stock on the same terms and conditions. On March 27, 2020, the Underwriters partially exercised such option for 270,900 shares of Common Stock. The sale of 2,270,900 shares of Common Stock closed on March 31, 2020.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The issuance and sale of the Common Stock was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-237423), including a prospectus supplement dated March 27, 2020 to the prospectus contained therein dated March 27, 2020, filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”).

Share Purchase Agreement

On March 27, 2020, the Company entered into a share purchase agreement (the “Share Purchase Agreement”) with Pershing Square Capital Management, L.P. (“PSCM”) acting as investment advisor to funds that it manages, including Pershing Square Holdings, Ltd., Pershing Square International, Ltd., and Pershing Square, L.P. (each, except PSCM, a “Purchaser” and together the “Purchasers”), pursuant to which the Purchasers agreed to purchase, at the same price as the public offering price and at the same time as the closing of the public offering, an aggregate of 10,000,000 shares of Common Stock in a concurrent private placement. The securities were issued to the Purchasers upon the closing of the public offering pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

The Share Purchase Agreement includes customary representations, warranties and covenants by the Company and customary closing conditions.

The foregoing description of the Underwriting Agreement and the Share Purchase Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement and the Share Purchase Agreement, copies of which are attached hereto as Exhibits 1.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The legal opinion, including the related consent, of Cadwalader, Wickersham & Taft LLP relating to the legality of the shares being sold is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein and into the Registration Statement by reference.

Based on the number of shares of Common Stock outstanding as of March 31, 2020, upon the closing of the public offering (including the partial exercise of the Underwriters’ option) and the concurrent private placement, there were 55,063,251 shares of Common Stock outstanding.

The net proceeds to the Company from the public offering and the concurrent private placement described above are expected to be approximately $593.7 million, after deducting underwriting discounts and commissions and other estimated offering expenses. The Company intends to use the net proceeds of the offering and the concurrent private placement described above for general corporate purposes, including to strengthen the balance sheet and provide liquidity.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 that relates to the concurrent private placement is incorporated herein by reference.

Item 8.01.	Other Events.

BofA Securities, Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Jefferies LLC and BTIG, LLC acted as placement agents for the concurrent private placement, and we paid BofA Securities, Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Jefferies LLC and BTIG, LLC an aggregate placement agent fee equal to 2.4% of the gross proceeds of the concurrent private placement in their roles as placement agents.

On March 27, 2020, the Company issued a press release announcing the launch of the public offering and concurrent private placement. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

On March 27, 2020, the Company issued a press release announcing the pricing of the public offering and concurrent private placement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description

1.1	Underwriting Agreement, dated March 27, 2020, by and among The Howard Hughes Corporation and BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several Underwriters

5.1	Opinion of Cadwalader, Wickersham & Taft LLP

10.1	Share Purchase Agreement, dated March 27, 2020, by and among The Howard Hughes Corporation and Pershing Square Capital Management, L.P.

23.1	Consent of Cadwalader, Wickersham & Taft LLP (included in Exhibit 5.1)

99.1	Press Release, dated March 27, 2020, issued by the Company

99.2	Press Release, dated March 27, 2020, issued by the Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2020

THE HOWARD HUGHES CORPORATION

By:	/s/ Peter F. Riley
Name:	Peter F. Riley
Title:	Senior Executive Vice President,
Secretary and General Counsel